UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	0-024399	34-1856319

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

275 Federal Plaza West, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operation and Financial Condition

      (a) On April 20, 2005, United Community Financial Corp. issued a press release discussing its earnings for the first quarter of 2005. The press release is attached as Exhibit 99.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit
Number	Description

99	Press Release of United Community dated April 20, 2005.	Included herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.
By:	/s/ Patrick A. Kelly
Patrick A. Kelly
Chief Financial Officer

Date: April 20, 2005

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